Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 20, 2019 (this “Agreement”), among Olin Corporation, a Virginia corporation (the “Borrower”), Blue Cube Spinco LLC, a Delaware limited liability company (the “Guarantor” and collectively with the Borrower, the “Loan Parties”), the Lenders referred to below who have delivered signature pages hereto and Wells Fargo Bank, National Association, as administrative agent under the Existing Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

A.          Pursuant to the Credit Agreement dated as of July 16, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Loan Parties, the lenders party thereto (the “Lenders”) and the Administrative Agent, the Lenders have extended, and have agreed to extend, credit to the Borrower.  The Existing Credit Agreement as amended by this Agreement is hereinafter referred to as the “Credit Agreement”.

B.          The Loan Parties have requested, and subject to the terms and conditions set forth herein, the Lenders party hereto have agreed, to amend the Existing Credit Agreement as set forth herein.

C.          Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.          Amendments to Existing Credit Agreement.  The parties hereto hereby agree that, effective as of the First Amendment Effective Date (as defined below):

(a)          Section 1.01 of the Existing Credit Agreement is hereby amended by restating the definitions of “Applicable Margin”, “Consolidated EBITDA” and “Consolidated Interest Expense” in their entirety as follows:

“Applicable Margin” means, as of any date of determination, a rate per annum determined by reference to the applicable Pricing Level on such date as set forth below:

(a)          At all times while an Investment Grade Rating Period is not in effect:

Pricing Level	Consolidated Net Leverage Ratio	Applicable Margin		Commitment/ Ticking Fee Rate
		Eurodollar Rate	Base Rate
I	≤ 1.50:1.00	1.125%	0.125%	0.175%
II	> 1.50:1.00 but ≤ 2.50:1.00	1.375%	0.375%	0.200%
III	> 2.50:1.00 but ≤ 3.50:1.00	1.625%	0.625%	0.250%
IV	> 3.50:1.00 but ≤ 4.00:1.00	1.875%	0.875%	0.300%
V	> 4.00:1.00	2.125%	1.125%	0.350%

(b)          At all times while an Investment Grade Rating Period is in effect:

Pricing Level	Debt Ratings (S&P/Moody’s/Fitch)	Applicable Margin		Commitment/ Ticking Fee Rate
		Eurodollar Rate	Base Rate
I	A- / A3 / A- or higher	1.000%	0.000%	0.100%
II	BBB+ / Baa1 / BBB+	1.125%	0.125%	0.125%
III	BBB / Baa2 / BBB	1.250%	0.250%	0.150%
IV	BBB- / Baa3 / BBB-	1.375%	0.375%	0.200%

provided that, at all times while an Investment Grade Rating Period is in effect, if the Debt Ratings fall within different levels:  (a) if only two Rating Agencies provide a rating, (i) if one rating is one level higher than the other rating, the Applicable Margin will be based on the higher Debt Rating (with the Debt Rating for Pricing Level I being the highest and the Debt Rating for Pricing Level IV being the lowest) and (ii) otherwise, the Applicable Margin will be based on the Debt Rating that is one level lower than the higher Debt Rating, (b) otherwise, (i) if two of the Debt Ratings are at the same level, the Applicable Margin will be based on such level and (ii) if each of the three ratings fall within different levels, then the Applicable Margin will be based on the Debt Rating that is in between the highest and lowest rating and (c) if no Debt Ratings exist or the Company fails to maintain an Investment Grade Rating from at least two of the Rating Agencies, then the Applicable Margin determination shall revert to the pricing grid based on the Consolidated Net Leverage Ratio set forth above.

The Applicable Margin and the Commitment/Ticking Fee Rate shall be determined based on Level II of the pricing grid based on the Consolidated Net Leverage Ratio set forth above until the first calculation date following the receipt by the Administrative Agent of the financial information and related compliance certificate referred to in Section 5.01(i)(iv) for the fiscal quarter ending September 30, 2019.  Thereafter, the Applicable Margin and the Commitment/Ticking Fee Rate shall be determined (x) at all times while an Investment Grade Rating Period is not in effect, based upon the calculation of the Consolidated Net Leverage Ratio for such Reference Period and adjusted (if necessary) upward or downward on the first day following delivery of the certificate referred to in Section 5.01(i)(iv) (provided that if the Company fails to provide the certificate when due as required by Section 5.01(i)(iv) for any Reference Period, Pricing Level V of the pricing grid based on the Consolidated Net Leverage Ratio set forth above shall apply until such time as such certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Net Leverage Ratio as of the last day of the applicable Reference Period) or (y) at all times while an Investment Grade Rating Period is in effect, based on the Debt Rating at such time and adjusted (if necessary) upward or downward on the first day following the date of a publicly announced change in any Debt Rating, as applicable.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period (adjusted to exclude all extraordinary or unusual items and any gains or losses on sales of assets outside the ordinary course of business) plus, without duplication and (except with respect to synergies included in Consolidated Cost Savings) to the extent deducted in calculating such Consolidated Net Income for such period, the sum of:

(a)          income tax expense,

(b)          interest expense, amortization or writeoff of debt discount with respect to Indebtedness (including the Advances),

(c)          depreciation and amortization expense,

(d)          amortization of intangibles (including, but not limited to, goodwill) and organization costs,

(e)          Consolidated Cost Savings; provided that with respect to any period, the aggregate amount added back in the calculation of Consolidated EBITDA for such period pursuant to this clause (e) and clause (f) below shall not exceed (x) for any period ended on or prior to December 31, 2018, 20% of Consolidated EBITDA and (y) otherwise, 15% of Consolidated EBITDA (calculated prior to giving effect to any add-backs pursuant to this clause (e) and clause (f) below); provided further that for any period ended after December 31, 2019, no such Consolidated Cost Savings pursuant to this clause (e) may be added back,

(f)          costs and expenses incurred in connection with the implementation of Initiatives; provided that with respect to any period, the aggregate amount added back in the calculation of Consolidated EBITDA for such period pursuant to this clause (f) and clause (e) above shall not exceed (x) for any period ended on or prior to December 31, 2018, 20% of Consolidated EBITDA and (y) otherwise, 15% of Consolidated EBITDA (calculated prior to giving effect to any add-backs pursuant to this clause (f) and clause (e) above); provided further that for any period ended after December 31, 2019, no such costs or expenses pursuant to this clause (f) may be added back,

(g)          any other non-cash charges,

(h)          upon the Borrower or a Subsidiary assuming substantial control of the management and operation of the Lake City Army Ammunition Plant in Independence, Missouri (as determined by the Borrower in good faith) and only to the extent that the Borrower or a Subsidiary maintains such substantial control, Consolidated EBITDA shall be increased pursuant to this clause (h) by (w) for the Reference Period ending on September 30, 2020, $50,000,000, (x) for the Reference Period ending on December 31, 2020, $40,000,000, (y) for the Reference Period ending on March 31, 2021, $30,000,000 and (z) for the Reference Period ending on June 30, 2021, $20,000,000; provided that for any Reference Period ending after June 30, 2021, no amounts pursuant to this clause (h) may be included, and

(i)          in order to give pro forma effect to the new direct supply contract entered into with Shintech Inc. to provide vinyl chloride monomer and only to the extent that such new direct supply contract is in effect, Consolidated EBITDA shall be increased pursuant to this clause (i) by (w) for the Reference Period ending on December 31, 2020, $75,000,000, (x) for the Reference Period ending on March 31, 2021, $56,250,000, (y) for the Reference Period ending on June 30, 2021, $37,500,000 and (z) for the Reference Period ending on September 30, 2021, $18,750,000; provided that for any Reference Period ending after September 30, 2021, no amounts pursuant to this clause (i) may be included, minus, (i) any cash payments made during such period in respect of items described in clause (g) above subsequent to the fiscal quarter in which the relevant non-cash charge was reflected as a charge in the statement of Consolidated Net Income and (ii) to the extent included in calculating such Consolidated Net Income for such period, any non-cash income (other than amounts accrued in the ordinary course of business under accrual-based revenue recognition procedures in accordance with GAAP).

For the purposes of calculating Consolidated EBITDA for any Reference Period pursuant to any determination of the Consolidated Net Leverage Ratio, if during such Reference Period the Company or any Subsidiary shall have made a Material Acquisition or a Material Disposition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition, as applicable, occurred on the first day of such Reference Period.

“Consolidated Interest Expense” means, for any period, total interest expense (including that attributable to capitalized lease obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges accrued with respect to letters of credit and bankers’ acceptance financing allocable to such period in accordance with GAAP, but excluding any premium or the write off of unamortized debt issuance costs, in each case paid or recognized solely in connection with the early extinguishment of the outstanding 9.75% Senior Notes due 2023 issued by Spinco and 10.00% Senior Notes due 2025 issued by Spinco), minus (in the case of net benefits) or plus (in the case of net costs) the net benefits or net costs under all Hedging Agreements in respect of Indebtedness of the Company and its Subsidiaries to the extent such net benefits or net costs are allocable to such period in accordance with GAAP.

(b)          Section 5.01 of the Existing Credit Agreement is hereby amended by amending and restating clauses (b) and (c) in their entirety as follows:

(b)          Consolidated Net Leverage Ratio.  Maintain a Consolidated Net Leverage Ratio as of the last day of each Reference Period (commencing with the first fiscal quarter ending on or after the Closing Date) of not more than the ratio set forth below opposite such period:

Period	Consolidated Net Leverage Ratio
September 30, 2019 through and including December 31, 2019	4.00:1.00
March 31, 2020 through and including September 30, 2020	4.75:1.00
December 31, 2020 through and including June 30, 2021	4.50:1.00
September 30, 2021 through and including December 31, 2021	4.25:1.00
March 31, 2022 through and including June 30, 2022	4.00:1.00
September 30, 2022 and thereafter	3.75:1.00

(c)          Consolidated Interest Coverage Ratio.  Maintain a Consolidated Interest Coverage Ratio for each Reference Period (commencing with the Reference Period that includes the first fiscal quarter ending after the Closing Date) of not less than the ratio set forth below opposite such period:

Period	Consolidated Interest Coverage Ratio
September 30, 2019 through and including December 31, 2019	3.50:1.00
March 31, 2020 through and including December 31, 2020	2.50:1.00
March 31, 2021 through and including June 30, 2021	3.00:1.00
September 30, 2021 and thereafter	3.50:1.00

SECTION 3.          Representations and Warranties. Effective on the First Amendment Effective Date, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

(a)          the execution, delivery and performance by each of the Borrower and the Guarantor of this Agreement (i) is within such Person’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action and (iii) do not (x) contravene such Person’s charter, articles, by-laws or other organizational documents or (y) contravene law (including Regulations T, U and X issued by the Board of Governors of the Federal Reserve Board) or any material contractual restriction binding on or affecting such Person or (z) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries;

(b)          after giving effect to this Agreement, the representations and warranties set forth in Section 4.01 of the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and

(c)          as of the First Amendment Effective Date, immediately prior to and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 4.          Conditions Precedent to the Effectiveness of this Agreement.  This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):

(a)          The Administrative Agent shall have received counterparts of this Agreement executed by the Loan Parties and the Majority Lenders;

(b)          The Borrower shall have paid all fees and expenses payable to the Administrative Agent and the Lenders as separately agreed to with the Administrative Agent in connection with this Agreement; and

(c)          The representations and warranties in Section 3 of this Agreement shall be true and correct as of the First Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

SECTION 5.         Acknowledgement and Confirmation.  Each of the Loan Parties hereby agrees that (a) with respect to each Loan Document to which it is a party, after giving effect to this Agreement and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Loan Document, including any guarantee obligations are hereby confirmed and reaffirmed and shall, except as expressly set forth herein, remain unmodified and in full force and effect on a continuing basis, (b) the Existing Credit Agreement and each other Loan Document, as specifically amended pursuant to this Agreement, shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and (c) this Agreement shall constitute a Loan Document.

SECTION 6.          No Waivers. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 7.          Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.07 and 10.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein, mutatis mutandis.

SECTION 8.          Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4 hereof. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as  delivery of a manually executed counterpart of this Agreement.

SECTION 9.          Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.       Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04(a) of the Existing Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 11.         Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

OLIN CORPORATION

By:	/s/ Teresa M. Vermillion
	Name:	Teresa M. Vermillion
	Title:	Vice President and Treasurer

BLUE CUBE SPINCO LLC

By:	/s/ Teresa M. Vermillion
	Name:	Teresa M. Vermillion
	Title:	Vice President and Treasurer

First Amendment to Credit Agreement
Olin Corporation
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Nathan R. Rantala
	Name:	Nathan R. Rantala
	Title:	Managing Director

First Amendment to Credit Agreement
Olin Corporation
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Payne
	Name:	Jason Payne
	Title:	Vice President

First Amendment to Credit Agreement
Olin Corporation
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Krys Szremski
	Name:	Krys Szremski
	Title:	Executive Director

First Amendment to Credit Agreement
Olin Corporation
Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ Millie Schild
	Name:	Millie Schild
	Title:	Vice President

First Amendment to Credit Agreement
Olin Corporation
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Michael Maguire
	Name:	Michael Maguire
	Title:	Executive Director

First Amendment to Credit Agreement
Olin Corporation
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Caleb A. Shapkoff
	Name:	Caleb A. Shapkoff
	Title:	Vice President

First Amendment to Credit Agreement
Olin Corporation
Signature Page

MUFG BANK, LTD., as a Lender

By:	/s/ Eric Hill
	Name:	Eric Hill
	Title:	Authorized Signatory

First Amendment to Credit Agreement
Olin Corporation
Signature Page

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Barry Fehily
	Name:	Barry Fehily
	Title:	Managing Director

By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

First Amendment to Credit Agreement
Olin Corporation
Signature Page

THE TORONTO-DOMINION BANK, as a Lender

By:	/s/ Tabish Anjum
	Name:	Tabish Anjum
	Title:	Senior Analyst, National Accounts

By:	/s/ Cyrus Zahiri
	Name:	Cyrus Zahiri
	Title:	Manager, Commercial Credit National Accounts

First Amendment to Credit Agreement
Olin Corporation
Signature Page

INTESA SANPAOLO S.P.A. - NEW YORK BRANCH, as a Lender

By:	/s/ Alessandro Tolgo
	Name:	Alessandro Tolgo
	Title:	Head of Corporate Desk

By:	/s/ William Denton
	Name:	William Denton
	Title:	Global Relationship Manager

First Amendment to Credit Agreement
Olin Corporation
Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

First Amendment to Credit Agreement
Olin Corporation
Signature Page

TRUIST BANK (f/k/a/ BRANCH BANKING AND TRUST COMPANY), as a Lender

By:	/s/ Trevor H. Williams
	Name:	Trevor H. Williams
	Title:	Vice President

First Amendment to Credit Agreement
Olin Corporation
Signature Page

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Wicks Barkhausen
	Name:	Wicks Barkhausen
	Title:	Senior Vice President

First Amendment to Credit Agreement
Olin Corporation
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marty McDonald
	Name:	Marty McDonald
	Title:	Vice President

First Amendment to Credit Agreement
Olin Corporation
Signature Page